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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OF 15(d) OF
                          THE SECURITIES ACT OF 1934

DATE OF REPORT                                  COMMISSION FILE NUMBER
AUGUST 14, 2002                                         0-11757

                      J.B. HUNT TRANSPORT SERVICES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 ARKANSAS                              71-0335111
     (STATE OF OTHER JURISDICTION OF                (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION                IDENTIFICATION NO.)

     615 J.B. HUNT CORPORATE DRIVE
            LOWELL, ARKANSAS                               72745
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  (479) 820-0000

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Item 7.         Financial Statements and Exhibits
                (c) Exhibits

                    99.1 Statement under Oath of Kirk Thompson, President and Chief Executive Officer of J. B. Hunt Transport Services, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 2, 2002.

                    99.2 Statement under Oath of Jerry W. Walton, Executive Vice President, Finance and Chief Financial Officer of J. B. Hunt Transport Services, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 2, 2002.

Item 9.         Regulation FD Disclosure

                On August 7, 2002, the Registrant sent by overnight delivery for filing with the Securities and Exchange Commission sworn statements of the Principal Executive Officer and the Principal Financial Officer required under Section 21(a) (1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued June 27, 2002.

                A copy of each statement is attached as an Exhibit (99.1 and 99.2).


Limitation on Incorporation by Reference

                In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits are furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 14 day of August, 2002.

                                      J.B. HUNT TRANSPORT SERVICES, INC.

                                      BY:  /s/ Kirk Thompson
                                           -------------------------------------
                                           Kirk Thompson
                                           President and Chief Executive Officer


                                      BY: /s/ Jerry W. Walton
                                           -------------------------------------
                                          Jerry W. Walton
                                          Executive Vice President, Finance and
                                          Administration,
                                          Chief Financial Officer


                                      BY: /s/ Donald G. Cope
                                           -------------------------------------
                                          Donald G. Cope
                                          Senior Vice President, Controller,
                                          Chief Accounting Officer